SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2000

                       COMMISSION FILE NUMBER: __________


          Delaware                                USA Biomass Corporation
(State or other jurisidiction of       (Exact name of registrant as specified in
incorporation or organization)                       its charter)

                                   33-0329559
                      (I.R.S. Employer Identification No.)



7314 Scout Avenue, Bell Gardens, California                    90201
(Address of principal executive offices)                    (Zip Code)

                                 (562) 928-9900
              (Registrant's telephone number, including area code)


      AMCOR Capital Corporation, 52300 Enterprise Way, Coachella, CA 92236
         (Former name or former address, if changed since last report)

                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 3

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ITEM 2. ACQUISITION OF ASSETS

     On March 14, 2000, USA Biomass Corporation, a Delaware corporation (the "Company") issued a press release announcing that the Company had acquired 100% of the common stock of American Waste Transport, Inc. from Fred and Linda Alexander, non-affiliates of the Company. The acquisition, which was paid for in cash and stock, is valued at approximately $5,000,000, based on the current market price of USA Biomass common stock. The source of the cash was the sale, by the Company, of certain convertible preferred stock. A transition team has been established to integrate the companies' operations: the integration is scheduled to be complete within the next 30-60 days. The effective date of the acquisition was March 1, 2000. A copy of the press release is attached as
Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of business acquired. It is impractical at this time to provide the audited financial statements required. The required financial statements will be filed no later than 60 days from the date of this report on Form 8-K.

     (b) Proforma financial information. It is impractical at this time to provide the pro forma financial information required. The required pro forma financial information will be filed no later than 60 days from the date of this report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      USA BIOMASS CORPORATION


DATED:  March 14, 2000            By:
                                      -----------------------------------------
                                      Eugene Tidgewell, Chief Financial Officer

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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION
     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     Press Release Dated March 14, 2000.

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